Exhibit 99.1

Investors May Contact:
Keith R. Style
V.P.-Finance and Investor Relations
(212) 885-2530
investor@asburyauto.com

Reporters May Contact:
Stephanie Lowenthal
RF|Binder Partners
(212) 994-7619
Stephanie.Lowenthal@RFBinder.com

Asbury Automotive Group Reports Record Second Quarter Financial Results

EPS from Continuing Operations Increases 10%; Up 22% Adjusted for Non-Operating Items

New York, NY, July 26, 2007 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the second quarter and six months ended June 30, 2007.

Income from continuing operations for the second quarter was $21.2 million, or $0.64 per diluted share, an 8% increase from $19.5 million, or $0.58 per diluted share, a year ago. Results for this year’s second quarter include $0.02 per diluted share in non-operating expenses related to the completion of the Company’s debt refinancing and a secondary stock offering, while the results a year ago included non-operating items that added $0.04 per diluted share. Excluding these items, income from continuing operations for the second quarter increased 20% to $22.0 million, or $0.66 per diluted share, from $18.3 million, or $0.54 per diluted share, a year ago.

For the first six months of 2007, income from continuing operations was $23.6 million, or $0.70 per diluted share, compared with $33.2 million, or $0.99 per diluted share, in the corresponding period last year. Non-operating items reduced earnings per diluted share by $0.40 in the first half of 2007, while non-operating items increased results a year ago by $0.04 per diluted share. Excluding these items, income from continuing operations for the first half of 2007 increased 16% to $37.3 million, or $1.10 per diluted share.

President and CEO Charles R. Oglesby said, “Asbury’s excellent results for the second quarter reflect the fundamental strength of our diversified retail and services business model, as well as the resourcefulness and flexibility of our people in the face of a challenging vehicle sales environment. Retail sales, both new and used, were soft during the quarter, but thanks to record results in finance and insurance, both in total revenue and on a PVR basis, and solid results in fixed operations, we were again able to deliver record earnings per share.”

J. Gordon Smith, Senior Vice President and CFO, said, “The second quarter marks our 11th consecutive quarter of improved expenses as a percentage of gross profit, with 70 basis points of improvement on an adjusted basis. In addition, our EPS growth was further enhanced through two capital markets events: the repurchase of approximately 4% of our outstanding common stock at the end of the first quarter of 2007 and the refinancing of our 9% senior subordinated notes, which was completed in mid-June.”

Additional financial information for the second quarter of 2007, as compared to last year’s second quarter, included:

•	Total revenue for the quarter of approximately $1.5 billion was essentially unchanged from a year ago. Total gross profit was $232.4 million, up 4% adjusted for non-operating items.

•

New light vehicle retail revenue increased 2% (1% on a same-store basis) and new light vehicle unit sales increased 1% (down 1% same-store). New vehicle retail gross profit was down 1% (2% same-store). New heavy truck retail revenue decreased 45% and new heavy truck unit sales declined 43%.

•	Used vehicle retail revenue increased 3% (1% same-store), and unit sales increased 1% (flat on a same-store basis). Used vehicle retail gross profit decreased 2% (4% same-store).

•	Parts, service and collision repair revenue increased 3% (2% same-store), and gross profit rose 7% (5% same-store).

•

Net finance and insurance (F&I) revenue increased 2% (1% same-store). Dealership-generated F&I for the quarter was up 13% (12% same-store). Dealership-generated F&I per vehicle retailed increased 14% to a record level of $1,000.

•

Selling, general and administrative (SG&A) expenses as a percentage of gross profit were 74.7% for the quarter. Adjusting both periods for non-operating items, the SG&A expenses were 74.6% of gross profit, a 70 basis-point improvement from 75.3% a year ago.

During the first half of 2007, Asbury acquired three dealerships with approximately $140 million in annualized revenues. The Company currently expects to exceed its annual growth target of adding $200 million in annualized revenues through acquisitions for the full year.

The Company noted that it remains comfortable with its previous earnings guidance for 2007 in a range between $2.20 and $2.28 per diluted share from continuing operations.

Asbury will host a conference call to discuss its second quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling 800-500-3170 (domestic), or 719-457-2733 (international); no access code is necessary. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in New York City, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 88 retail auto stores, encompassing 115 franchises for the sale and servicing of 33 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements relating to goals, plans, projections and guidance regarding the Company’s financial position, results of operations, market position, future acquisitions and business strategy. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the Company’s relationships with vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness, risks related to future acquisitions, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and the Company’s ability to execute certain operational strategies. There can be no guarantees that the Company’s plans for future operations will be successfully implemented or that they will prove to be commercially successful or that the Company will be able to continue paying dividends in the future at the current rate or at all. These and other risk factors are discussed in the Company’s annual report on Form 10-K/A and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

[Tables Follow]

Asbury Automotive Group, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2007	2006	2007	2006
REVENUES:
New vehicle	$891,281	$906,669	$1,715,732	$1,716,326
Used vehicle	395,503	378,739	773,650	731,154
Parts, service and collision repair	176,173	170,701	350,461	339,230
Finance and insurance, net	43,576	42,706	82,260	77,856

Total revenues	1,506,533	1,498,815	2,922,103	2,864,566

COST OF SALES:
New vehicle	829,059	843,724	1,593,973	1,596,331
Used vehicle	361,006	344,458	702,984	664,440
Parts, service and collision repair	84,056	84,200	168,671	168,443

Total cost of sales	1,274,121	1,272,382	2,465,628	2,429,214

GROSS PROFIT	232,412	226,433	456,475	435,352

OPERATING EXPENSES:
Selling, general and administrative	173,625	169,458	350,011	332,749
Depreciation and amortization	5,348	5,093	10,676	10,048

Income from operations	53,439	51,882	95,788	92,555
OTHER INCOME (EXPENSE):
Floor plan interest expense	(11,190)	(11,007)	(22,406)	(19,944)
Other interest expense	(9,168)	(11,140)	(20,954)	(22,043)
Interest income	1,041	1,021	3,006	1,748
Loss on extinguishment of long-term debt	(786)	—	(18,523)	—
Other income, net	397	480	689	824

Total other expense, net	(19,706)	(20,646)	(58,188)	(39,415)

Income before income taxes	33,733	31,236	37,600	53,140

INCOME TAX EXPENSE	12,567	11,713	14,025	19,927

INCOME FROM CONTINUING OPERATIONS	21,166	19,523	23,575	33,213

DISCONTINUED OPERATIONS, net of tax	(607)	(519)	(2,583)	(1,656)

NET INCOME	$20,559	$19,004	$20,992	$31,557

BASIC EARNINGS PER COMMON SHARE:
Continuing operations	$0.65	$0.59	$0.72	$1.01
Discontinued operations	(0.02)	(0.02)	(0.08)	(0.05)

Net income	$0.63	$0.57	$0.64	$0.96

DILUTED EARNINGS PER COMMON SHARE:
Continuing operations	$0.64	$0.58	$0.70	$0.99
Discontinued operations	(0.02)	(0.02)	(0.08)	(0.05)

Net income	$0.62	$0.56	$0.62	$0.94

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	32,490	33,077	32,909	33,000

Diluted	33,329	33,709	33,806	33,680

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended June 30,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail units – light vehicles	26,203	60.2%	26,084	59.3%	119	0.5%
New retail units – heavy trucks	975	2.2%	1,698	3.9%	(723)	(42.6)%

Total new retail units	27,178	62.4%	27,782	63.2%	(604)	(2.2)%
Used retail units	16,401	37.6%	16,196	36.8%	205	1.3%

Total retail units	43,579	100.0%	43,978	100.0%	(399)	(0.9)%

NEW UNITS SOLD (INCLUDING FLEET)	29,112		29,640		(528)	(1.8)%

REVENUE:
New retail – light vehicles	$788,545	52.3%	$771,858	51.5%	$16,687	2.2%
New retail – heavy trucks	57,014	3.8%	103,762	6.9%	(46,748)	(45.1)%

Total new retail	845,559	56.1%	875,620	58.4%	(30,061)	(3.4)%
Used retail	300,839	20.0%	292,396	19.5%	8,443	2.9%
Parts, service and collision repair	176,173	11.7%	170,701	11.4%	5,472	3.2%
Finance and insurance, net	43,576	2.9%	42,706	2.8%	870	2.0%

Total retail revenue	1,366,147		1,381,423		(15,276)	(1.1)%

Fleet	45,722	3.0%	31,049	2.1%	14,673	47.3%
Wholesale	94,664	6.3%	86,343	5.8%	8,321	9.6%

Total revenue	$1,506,533	100.0%	$1,498,815	100.0%	$7,718	0.5%

GROSS PROFIT:
New retail – light vehicles	$58,837	25.3%	$57,901	25.5%	$936	1.6%
New retail – heavy trucks	2,537	1.1%	3,783	1.7%	(1,246)	(32.9)%

Total new retail	61,374	26.4%	61,684	27.2%	(310)	(0.5)%
Used retail	34,701	14.9%	35,527	15.7%	(826)	(2.3)%
Parts, service and collision repair	92,117	39.6%	86,501	38.2%	5,616	6.5%
Finance and insurance, net	43,576	18.8%	42,706	18.9%	870	2.0%

Total retail gross profit	231,768		226,418		5,350	2.4%
Fleet	848	0.4%	1,261	0.6%	(413)	(32.8)%
Wholesale	(204)	(0.1)%	(1,246)	(0.6)%	1,042	83.6%

Total gross profit	$232,412	100.0%	$226,433	100.0%	$5,979	2.6%

Adjusted gross profit	$232,412		$223,033		$9,379	4.2%

Adjusted SG&A expenses	$173,355		$168,041		$5,314	3.2%

Adjusted SG&A expenses as a percentage of adjusted gross profit	74.6%		75.3%		(0.7)%	(0.9)%

REVENUE PER VEHICLE RETAILED:
New retail – light vehicles	$30,094		$29,591		$503	1.7%
New retail – heavy trucks	58,476		61,108		(2,632)	(4.3)%
Used retail	18,343		18,054		289	1.6%

GROSS PROFIT PER VEHICLE RETAILED:
New retail – light vehicles	$2,245		$2,220		$25	1.1%
New retail – heavy trucks	2,602		2,228		374	16.8%
Used retail	2,116		2,194		(78)	(3.6)%
Finance and insurance, net	1,000		971		29	3.0%
Dealership generated finance and insurance, net	1,000		878		122	13.9%

GROSS PROFIT MARGIN:
New retail – light vehicles	7.5%		7.5%		—%	—%
New retail – heavy trucks	4.4%		3.6%		0.8%	22.2%
Used retail	11.5%		12.2%		(0.7)%	(5.7)%
Parts, service and collision repair	52.3%		50.7%		1.6%	3.2%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	Same Store for the Three Months Ended June 30,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail – light vehicles	25,860	60.1%	26,084	59.3%	(224)	(0.9)%
New retail – heavy trucks	975	2.3%	1,698	3.9%	(723)	(42.6)%

Total new retail units	26,835	62.4%	27,782	63.2%	(947)	(3.4)%
Used retail units	16,146	37.6%	16,196	36.8%	(50)	(0.3)%

Total retail units	42,981	100.0%	43,978	100.0%	(997)	(2.3)%

NEW UNITS SOLD (INCLUDING FLEET)	28,769		29,640		(871)	(2.9)%

REVENUE:
New retail – light vehicles	$777,638	52.3%	$771,858	51.5%	$5,780	0.7%
New retail – heavy trucks	57,014	3.8%	103,762	6.9%	(46,748)	(45.1)%

Total new retail	834,652	56.1%	875,620	58.4%	(40,968)	(4.7)%
Used retail	296,339	19.9%	292,396	19.5%	3,943	1.3%
Parts, service and collision repair	173,881	11.7%	170,701	11.4%	3,180	1.9%
Finance and insurance, net	43,093	2.9%	42,706	2.8%	387	0.9%

Total retail revenue	1,347,965		1,381,423		(33,458)	(2.4)%
Fleet	45,722	3.1%	31,049	2.1%	14,673	47.3%
Wholesale	93,341	6.3%	86,343	5.8%	6,998	8.1%

Total revenue	$1,487,028	100.0%	$1,498,815	100.0%	$(11,787)	(0.8)%

GROSS PROFIT:
New retail – light vehicles	$58,010	25.3%	$57,901	25.5%	$109	0.2%
New retail – heavy trucks	2,537	1.1%	3,783	1.7%	(1,246)	(32.9)%

Total new retail	60,547	26.4%	61,684	27.2%	(1,137)	(1.8)%
Used retail	34,195	14.9%	35,527	15.7%	(1,332)	(3.7)%
Parts, service and collision repair	90,772	39.6%	86,501	38.2%	4,271	4.9%
Finance and insurance, net	43,093	18.8%	42,706	18.9%	387	0.9%

Total retail gross profit	228,607		226,418		2,189	1.0%
Fleet	848	0.4%	1,261	0.6%	(413)	(32.8)%
Wholesale	(217)	(0.1)%	(1,246)	(0.6)%	1,029	82.6%

Total gross profit	$229,238	100.0%	$226,433	100.0%	$2,805	1.2%

Adjusted gross profit	$229,238		$223,033		$6,205	2.8%

Adjusted SG&A expenses	$170,713		$168,041		$2,672	1.6%

Adjusted SG&A expenses as a percentage of adjusted gross profit	74.5%		75.3%		(0.8)%	(1.1)%

REVENUE PER VEHICLE RETAILED:
New retail – light vehicles	$30,071		$29,591		$480	1.6%
New retail – heavy trucks	58,476		61,108		(2,632)	(4.3)%
Used retail	18,354		18,054		300	1.7%

GROSS PROFIT PER VEHICLE RETAILED:
New retail – light vehicles	$2,243		$2,220		$23	1.0%
New retail – heavy trucks	2,602		2,228		374	16.8%
Used retail	2,118		2,194		(76)	(3.5)%
Finance and insurance, net	1,003		971		32	3.3%
Dealership generated finance and insurance, net	1,003		878		125	14.2%

GROSS PROFIT MARGIN:
New retail – light vehicles	7.5%		7.5%		—%	—%
New retail – heavy trucks	4.4%		3.6%		0.8%	22.2%
Used retail	11.5%		12.2%		(0.7)%	(5.7)%
Parts, service and collision repair	52.2%		50.7%		1.5%	3.0%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As Reported for the Six Months Ended June 30,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail – light vehicles	49,478	58.5%	49,131	59.0%	347	0.7%
New retail – heavy trucks	1,992	2.4%	2,774	3.3%	(782)	(28.2)%

Total new retail units	51,470	60.9%	51,905	62.3%	(435)	(0.8)%
Used retail units	33,026	39.1%	31,415	37.7%	1,611	5.1%

Total retail units	84,496	100.0%	83,320	100.0%	1,176	1.4%

NEW UNITS SOLD (INCLUDING FLEET)	56,142		56,198		(56)	(0.1)%

REVENUE:
New retail – light vehicles	$1,503,339	51.4%	$1,469,547	51.3%	$(6,208)	(0.4)%
New retail – heavy trucks	115,700	4.1%	166,880	5.9%	(51,180)	(30.7)%

Total new retail	1,619,039	55.5%	1,636,427	57.2%	(17,388)	(1.1)%
Used retail	597,355	20.4%	558,763	19.5%	38,592	6.9%
Parts, service and collision repair	350,461	12.0%	339,230	11.8%	11,231	3.3%
Finance and insurance, net	82,260	2.8%	77,856	2.7%	4,404	5.7%

Total retail revenue	2,649,115		2,612,276		36,839	1.4%
Fleet	96,693	3.3%	79,899	2.8%	16,794	21.0%
Wholesale	176,295	6.0%	172,391	6.0%	3,904	2.3%

Total revenue	$2,922,103	100.0%	$2,864,566	100.0%	$57,537	2.0%

GROSS PROFIT:
New retail – light vehicles	$114,065	25.0%	$111,367	25.6%	$2,698	2.4%
New retail – heavy trucks	5,781	1.3%	6,546	1.5%	(765)	(11.7)%

Total new retail	119,846	26.3%	117,913	27.1%	1,933	1.6%
Used retail	70,354	15.4%	67,560	15.5%	2,794	4.1%
Parts, service and collision repair	181,790	39.8%	170,787	39.2%	11,003	6.4%
Finance and insurance, net	82,260	18.0%	77,856	17.9%	4,404	5.7%

Total retail gross profit	454,250		434,116		20,134	4.6%
Fleet	1,913	0.4%	2,082	0.5%	(169)	(8.1)%
Wholesale	312	0.1%	(846)	(0.2)%	1,158	136.9%

Total gross profit	$456,475	100.0%	$435,352	100.0%	$21,123	4.9%

Adjusted gross profit	$456,475		$431,952		$24,523	5.7%

Adjusted SG&A expenses	$346,791		$331,091		$15,700	4.7%

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.0%		76.6%		(0.6)%	(0.8)%

REVENUE PER VEHICLE RETAILED:
New retail – light vehicles	$30,384		$29,911		$473	1.6%
New retail – heavy trucks	58,082		60,159		(2,077)	(3.5)%
Used retail	18,087		17,787		300	1.7%

GROSS PROFIT PER VEHICLE RETAILED:
New retail – light vehicles	$2,305		$2,267		$38	1.7%
New retail – heavy trucks	2,902		2,360		542	23.0%
Used retail	2,130		2,151		(21)	(1.0)%
Finance and insurance, net	974		934		40	4.3%
Dealership generated finance and insurance, net	974		873		101	11.6%

GROSS PROFIT MARGIN:
New retail – light vehicles	7.6%		7.6%		—	—
New retail – heavy trucks	5.0%		3.9%		1.1%	28.2%
Used retail	11.8%		12.1%		(0.3)%	(2.6)%
Parts, service and collision repair	51.9%		50.3%		1.6%	3.2%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)	Same Store for the Six Months Ended June 30,				Increase (Decrease)	% Change
	2007		2006
RETAIL VEHICLES SOLD:
New retail – light vehicles	49,080	58.6%	49,131	59.0%	(51)	(0.1)%
New retail – heavy trucks	1,992	2.4%	2,774	3.3%	(782)	(28.2)%

Total new retail units	51,072	61.0%	51,905	62.3%	(833)	(1.6)%
Used retail units	32,714	39.0%	31,415	37.7%	1,299	4.1%

Total retail units	83,786	100.0%	83,320	100.0%	466	0.6%

NEW UNITS SOLD (INCLUDING FLEET)	55,744		56,198		(454)	(0.8)%

REVENUE:
New retail – light vehicles	$1,491,265	51.4%	$1,469,547	51.3%	$21,718	1.5%
New retail – heavy trucks	115,700	4.1%	166,880	5.9%	(51,180)	(30.7)%

Total new retail	1,606,965	55.5%	1,636,427	57.2%	(29,462)	(1.8)%
Used retail	592,133	20.4%	558,763	19.5%	33,370	6.0%
Parts, service and collision repair	348,096	12.0%	339,230	11.8%	8,866	2.6%
Finance and insurance, net	81,702	2.8%	77,856	2.7%	3,846	4.9%

Total retail revenue	2,628,896		2,612,276		16,620	0.6%
Fleet	96,693	3.3%	79,899	2.8%	16,794	21.0%
Wholesale	174,748	6.0%	172,391	6.0%	2,357	1.4%

Total revenue	$2,900,337	100.0%	$2,864,566	100.0%	$35,771	1.2%

GROSS PROFIT:
New retail – light vehicles	$113,175	25.0%	$111,367	25.6%	$1,808	1.6%
New retail – heavy trucks	5,781	1.3%	6,546	1.5%	(765)	(11.7)%

Total new retail	118,956	26.3%	117,913	27.1%	1,043	0.9%
Used retail	69,771	15.4%	67,560	15.5%	2,211	3.3%
Parts, service and collision repair	180,376	39.8%	170,787	39.2%	9,589	5.6%
Finance and insurance, net	81,702	18.0%	77,856	17.9%	3,846	4.9%

Total retail gross profit	450,805		434,116		16,689	3.8%
Fleet	1,913	0.4%	2,082	0.5%	(169)	(8.1)%
Wholesale	277	0.1%	(846)	(0.2)%	1,123	132.7%

Total gross profit	$452,995	100.0%	$435,352	100.0%	$17,643	4.1%

Adjusted gross profit	$452,995		$431,952		$21,043	4.9%

Adjusted SG&A expenses	$343,880		$331,091		$12,789	3.9%

Adjusted SG&A expenses as a percentage of adjusted gross profit	75.9%		76.6%		(0.7)%	(1.0)%

REVENUE PER VEHICLE RETAILED:
New retail – light vehicles	$30,384		$29,911		$473	1.6%
New retail – heavy trucks	58,082		60,159		(2,077)	(3.5)%
Used retail	18,100		17,787		313	1.8%

GROSS PROFIT PER VEHICLE RETAILED:
New retail – light vehicles	$2,306		$2,267		$39	1.7%
New retail – heavy trucks	2,902		2,360		542	23.0%
Used retail	2,133		2,151		(18)	(0.8)%
Finance and insurance, net	975		934		41	4.4%
Dealership generated finance and insurance, net	975		873		102	11.7%

GROSS PROFIT MARGIN:
New retail – light vehicles	7.6%		7.6%		—	—
New retail – heavy trucks	5.0%		3.9%		1.1%	28.2%
Used retail	11.8%		12.1%		(0.3)%	(2.5)%
Parts, service and collision repair	51.8%		50.3%		1.5%	3.0%

Asbury Automotive Group, Inc.

Selected Data

(dollars in thousands except per share data)

(Unaudited)

	As of June 30, 2007	As of December 31, 2006

BALANCE SHEET HIGHLIGHTS:
Cash and cash equivalents	$48,680	$129,170
Inventories	808,235	775,313
Total current assets	1,223,762	1,293,064
Floor plan notes payable	667,309	700,777
Total current liabilities	848,263	881,055

CAPITALIZATION:
Long-term debt (including current portion)	$493,007	$477,154
Stockholders’ equity	587,928	611,833

Total	$1,080,935	$1,088,987

ASBURY AUTOMOTIVE GROUP, INC.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION

(In thousands, except vehicle and per vehicle data)

(Unaudited)

We evaluate finance and insurance gross profit performance on a per vehicle retailed (“PVR”) basis by dividing total finance and insurance gross profit by the number of retail vehicles sold. During 2003, we renegotiated a contract with a third party finance and insurance product provider, which resulted in the recognition of income in 2006 that was not attributable to retail vehicles sold during 2006 (referred to as “corporate generated finance and insurance gross profit”). During the second quarter of 2006, we decided to sell our remaining interest in the pool of extended service contracts which had been the source of our corporate generated finance and insurance gross profit, which resulted in the recognition of a $3.4 million gain on the sale (“corporate generated finance and insurance gain”). We believe that dealership generated finance and insurance PVR, which excludes the additional amounts derived from contracts negotiated by our corporate office, provides a more accurate measure of our finance and insurance operating performance. The following table reconciles finance and insurance gross profit to dealership generated finance and insurance gross profit, and provides the necessary components to calculate dealership generated finance and insurance gross profit PVR.

	As Reported for the Three Months Ended June 30,		Same Store for the Three Months Ended June 30,
	2007	2006	2007	2006
RECONCILIATION OF FINANCE AND INSURANCE GROSS PROFIT TO DEALERSHIP GENERATED FINANCE AND INSURANCE GROSS PROFIT:
Finance and insurance, net	$43,576	$42,706	$43,093	$42,706
Less: corporate generated finance and insurance	—	(692)	—	(692)
Less: corporate generated finance and insurance gain	—	(3,400)	—	(3,400)

Dealership generated finance and insurance, net	$43,576	$38,614	$43,093	$38,614

RETAIL VEHICLES SOLD:
New retail units	27,178	27,782	26,835	27,782
Used retail units	16,401	16,196	16,146	16,196

Total retail units	43,579	43,978	42,981	43,978

Finance and insurance gross profit PVR	$1,000	$971	$1,003	$971

Dealership generated finance and insurance gross profit PVR	$1,000	$878	$1,003	$878

	As Reported for the Six Months Ended June 30,		Same Store for the Six Months Ended June 30,
	2007	2006	2007	2006
RECONCILIATION OF FINANCE AND INSURANCE GROSS PROFIT TO DEALERSHIP GENERATED FINANCE AND INSURANCE GROSS PROFIT:
Finance and insurance, net	$82,260	$77,856	$81,702	$77,856
Less: corporate generated finance and insurance	—	(1,685)	—	(1,685)
Less: corporate generated finance and insurance gain	—	(3,400)	—	(3,400)

Dealership generated finance and insurance, net	$82,260	$72,771	$81,702	$72,771

RETAIL VEHICLES SOLD:
New retail units	51,470	51,905	51,072	51,905
Used retail units	33,026	31,415	32,714	31,415

Total retail units	84,496	83,320	83,786	83,320

Finance and insurance gross profit PVR	$974	$934	$975	$934

Dealership generated finance and insurance gross profit PVR	$974	$873	$975	$873

Our operations for three and six months ended June 30, 2007 were impacted by (i) expenses associated with the secondary stock offerings of our former private equity owners, (ii) the retirement benefit paid to our former Chief Executive Officer and (iii) the losses associated with the extinguishment of certain of our senior subordinated notes. Our operations for the three and six months ended June 30, 2006 were impacted by (i) our decision to abandon certain strategic projects and (ii) the one-time gain recognized on the sale of a pool of extended warranty contracts. We believe that excluding these items provides a more accurate measure of our operations for the three and six months ended June 30, 2007 and 2006.

RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT	As Reported for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$173,625	$169,458	$4,167	2%
Secondary stock offering expenses	(270)	—
Abandoned strategic project expenses	—	(1,417)

Adjusted SG&A expenses	$173,355	$168,041	$5,314	3%

Gross profit	$232,412	$226,433
Corporate generated finance and insurance gain	—	(3,400)

Adjusted gross profit	$232,412	$223,033	$9,379	4%

Adjusted SG&A expenses as a percentage of adjusted gross profit	74.6%	75.3%	(0.7)%	(1.0)%

RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT	Same Store for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$170,983	$169,458	$1,525	1%
Secondary stock offering expenses	(270)	—
Abandoned strategic project expenses	—	(1,417)

Adjusted SG&A expenses	$170,713	$168,041	$2,672	2%

Gross profit	$229,238	$226,433
Corporate generated finance and insurance gain	—	(3,400)

Adjusted gross profit	$229,238	$223,033	$6,205	3%

Adjusted SG&A expenses as a percentage of adjusted gross profit	74.5%	75.3%	(0.8)%	(1.1)%

RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT	As Reported for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$350,011	$332,749	$17,262	5%
Secondary stock offering expenses	(270)	—
Abandoned strategic project expenses	—	(1,658)
Retirement benefits expense	(2,950)	—

Adjusted SG&A expenses	$346,791	$331,091	$15,700	5%

Gross profit	$456,475	$435,352
Corporate generated finance and insurance gain	—	(3,400)

Adjusted gross profit	$456,475	$431,952	$24,523	6%

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.0%	76.6%	(0.6)%	(0.8)%

RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT	Same Store for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2007	2006
SG&A expenses	$347,100	$332,749	$14,351	4%
Secondary stock offering expenses	(270)	—
Abandoned strategic project expenses	—	(1,658)
Retirement benefits expense	(2,950)	—

Adjusted SG&A expenses	$343,880	$331,091	$12,789	4%

Gross profit	$452,995	$435,352
Corporate generated finance and insurance gain	—	(3,400)

Adjusted gross profit	$452,995	$431,952	$21,043	5%

Adjusted SG&A expenses as a percentage of adjusted gross profit	75.9%	76.6%	(0.7)%	(0.9)%

RECONCILIATION OF ADJUSTED INCOME FROM CONTINUING OPERATIONS	As Reported for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2007	2006
Net income	$20,559	$19,004	$1,555	8%
Discontinued operations, net of tax	607	519

Income from continuing operations	21,166	19,523	1,643	8%

Corporate generated finance and insurance gain, net of tax	—	(2,125)
Loss on extinguishment of long-term debt, net of tax	564	—
Abandoned strategic project expenses, net of tax	—	886
Secondary offering expenses*	270	—

Adjusted income from continuing operations	$22,000	$18,284	$3,716	20%

Net income	$0.62	$0.56	$0.06	11%
Discontinued operations, net of tax	0.02	0.02

Income from continuing operations	0.64	0.58	0.06	10%

Corporate generated finance and insurance gain, net of tax	—	(0.06)
Loss on extinguishment of long-term debt, net of tax	0.01	—
Abandoned strategic project expenses, net of tax	—	0.02
Secondary offering expenses*	0.01	—

Adjusted income from continuing operations	$0.66	$0.54	$0.12	22%

Weighted average common shares outstanding (diluted):	33,329	33,709

*	Secondary offering expenses are not deductible for tax purposes; therefore, no tax benefit has been reflected

RECONCILIATION OF ADJUSTED INCOME FROM CONTINUING OPERATIONS	As Reported for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2007	2006
Net income	$20,992	$31,557	$(10,565)	(33)%
Discontinued operations, net of tax	2,583	1,656

Income from continuing operations	23,575	33,213	(9,638)	(29)%

Corporate generated finance and insurance gain, net of tax	—	(2,125)
Loss on extinguishment of long-term debt, net of tax	11,614	—
Retirement benefit expense, net of tax	1,850	—
Abandoned strategic project expenses, net of tax	—	1,036
Secondary offering expenses*	270	—

Adjusted income from continuing operations	$37,309	$32,124	$5,185	16%

Net income	$0.62	$0.94	$(0.32)	(34)%
Discontinued operations, net of tax	0.08	0.05

Income from continuing operations	0.70	0.99	(0.29)	(29)%

Corporate generated finance and insurance gain, net of tax	—	(0.06)
Loss on extinguishment of long-term debt, net of tax	0.34	—
Retirement benefit expense, net of tax	0.05	—
Abandoned strategic project expenses, net of tax	—	0.02
Secondary offering expenses*	0.01	—

Adjusted income from continuing operations	$1.10	$0.95	$0.15	16%

Weighted average common shares outstanding (diluted):	33,806	33,680

*	Secondary offering expenses are not deductible for tax purposes; therefore, no tax benefit has been reflected